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                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-111532) of Natural Resource Partners L.P. and in the related Prospectus of our report dated February 11, 2003, with respect to the financial statements of Arch Coal Contributed Properties included in this Annual Report (Form 10-K) for the year ended December 31, 2003.



                                                     ERNST & YOUNG LLP

St. Louis, Missouri
March 3, 2004